UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Leap Therapeutics, Inc.

47 Thorndike Street, Suite B1-1

Cambridge, MA 02141

February 13, 2020

SUPPLEMENT TO PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 5, 2020

To the Stockholders of Leap Therapeutics, Inc.:

This supplement updates the Definitive Proxy Statement, dated February 10, 2020, previously furnished to stockholders of Leap Therapeutics, Inc., a Delaware corporation, in connection with the Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held on March 5, 2020 (the “Special Meeting”). Unless the context otherwise requires, references herein to “we”, “our” or the “Company” refer to Leap Therapeutics, Inc.

Explanatory Note

This supplement is being filed solely to correct a typo on the proxy card which (i) mislabeled Proposal No. 2, the Approval of Private Placement Issuance Proposal, as Proposal No. “3” on the proxy card and (ii) mislabeled Proposal No. 3, the Authorization to Adjourn the Special Meeting Proposal, as Proposal No. “2” on the proxy card. Accordingly we are furnishing you with a new proxy card for purposes of casting your vote on the proposals to be voted on at the Special Meeting.

Why am I receiving these materials?

The Company is sending these materials to its stockholders to correct the typo on the proxy card outlined above. Only stockholders of record at the close of business on January 17, 2020 are entitled to notice of, and to vote at, the Special Meeting, including any postponement thereof with respect to the Proposals. Accordingly, only stockholders of record on January 17, 2020 are entitled to receive the new proxy card.

How do I vote?

If you are a stockholder of record and your shares of Common Stock are registered directly in your name, you may vote:

•            By Internet.  You may vote by proxy via the internet at https://www.cstproxy.com/leaptx/sm2020 by following the instructions at such site. You must have the control number that is included on the new proxy card when voting.

•             By Telephone.  If you live in the United States or Canada, you may vote by proxy by calling toll-free at 1-866-894-0536 and by following the instructions provided by prompt.  You must have the control number that is included on the new proxy card when voting.

•             By Mail or E-mail. Complete and mail your new proxy card in the postage prepaid envelope you receive, and return the new proxy card to Continental Stock Transfer & Trust Co., 1 State Street, Floor 30, New York City, N.Y. 10004-1561, proxy@continentalstock.com, Fax 212-509-5152. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted “FOR” the approval of each of the Charter Amendment, the Private Placement Issuance Proposal and the Adjournment Proposal, and will be voted according to the discretion of the proxy holder named in the new proxy card upon any other business that may properly be brought before the Special Meeting and at all postponements thereof.

•             In Person at the Special Meeting.  If you attend the Special Meeting, you must bring a form of personal picture identification with you.  You may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at Special Meeting.

If your shares of Common Stock are held in street name (held for your account by a broker or other nominee), you may vote:

•             By Internet or by Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

•             By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•             In Person at the Special Meeting.  If you attend the Special Meeting, in addition to picture identification, you should bring both an account statement or a letter from the record holder indicating that you owned the shares as of the record date, and contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Special Meeting.

Important Information

This supplement should be read in conjunction with the Company’s Definitive Proxy Statement filled with the Securities and Exchange Commission on February 10, 2020. To the extent that information in this supplement differs from or updates information contained in the Definitive Proxy Statement, the information in this supplement controls. The Company advises its stockholders to read the Definitive Proxy Statement relating to the Special Meeting, as amended and supplemented by this supplement because it contains important information.

Your vote is very important regardless of the number of shares of Common Stock that you own.  Whether or not you expect to attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

Thank you for your cooperation and continued support.

Sincerely,

/s/ Christopher K. Mirabelli, Ph.D.
Christopher K. Mirabelli, Ph.D.
Chief Executive Officer, President and Chairman
February 13, 2020

15354_ Leap Therapeutics_Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail LEAP THERAPEUTICS, INC. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on March 4, 2020. INTERNET/MOBILE — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE — 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, AND 3. Please mark your votes like this 1. Approval of Charter Amendment. FOR AGAINST ABSTAIN 2. Approval of Private Placement Issuance Proposal. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. Authorization to Adjourn the Special Meeting. CONTROL NUMBER Signature Signature, if held jointly Date , 2020. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

15354_ Leap Therapeutics_Back Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders The Proxy Statement is available at: http://www.cstproxy.com/leaptx/sm2020 FOLD HEREDO NOT SEPARATEINSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS LEAP THERAPEUTICS, INC. The undersigned appoints Christopher K. Mirabelli and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on January 17, 2020 at the Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held on March 5, 2020, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)